UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2019

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure.

The Company’s Letter to Shareholders (“Shareholder Letter”), which will be mailed to the Company’s shareholders on or about April 9, 2019 with its Proxy Statement for the Annual Meeting to be held on May 21, 2019 and its Annual Report on Form 10-K for the year ended December 31, 2018, is attached as Exhibit 99.1.

The Shareholders letter includes a discussion of Operating Results, a non-GAAP (generally accepted accounting principles) financial measure. Operating Results for the year equals net income attributable to USPH shareholders less a gain resulting from a liability no longer deemed payable, net of taxes. See table below for a reconciliation between Operating Results and net income attributable to USPH shareholders.

A copy of the shareholders letter is attached hereto as Exhibit 99.1

	Year Ended December 31,
	2018	2017
Computation of earnings per share - USPH shareholders
Net income attributable to USPH shareholders	$34,873	$22,256
Charges to retained earnings:
Revaluation of redeemable non-controlling interest	(24,770)	(201)
Tax effect at statutory rate (federal and state) of 26.25% and 39.25%, respectively	6,502	75
	$16,605	$22,130

Basic and diluted per share	$1.31	$1.76

Adjustments:
Tax benefit - revaluation of deferred tax assets and liabilities	-	(4,325)
Gain on derecognition of debt	(1,846)	-
Interest expense MRNCI * - change in redemption value	-	12,894
Cost related to restatement of financials - legal and accounting	-	670
Revaluation of redeemable non-controlling interest	24,770	201
Tax effect at statutory rate (federal and state) of 26.25% and 39.25%, respectively	(6,018)	(5,405)

Operating results	$33,511	$26,165

Basic and diluted operating results per share	$2.65	$2.08

Shares used in computation:
Basic and diluted	12,666	12,570

Pursuant to the rules of the Securities and Exchange Commission, the information contained in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filings by the Company under such Act or the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1	2018 Letter to Shareholders dated April 5, 2019. **

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: April 5, 2019	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	2018 Letter to Shareholders